INCOME TAXES	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
INCOME TAXES

15.	INCOME TAXES

At December 31, 2023, the Company had federal and state net operating loss carry forwards of approximately $24 million that expire in various years through the year 2039. Due to carryforwards of past net operating losses, there is no provision for current federal or state income taxes for the years ended December 31, 2023 and 2022.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amount used for federal and state income tax purposes.

The Company’s deferred tax asset at December 31, 2023 and 2022 consists of net operating loss carry forwards calculated using federal and state effective tax rates equating to approximately $5,291,000 and $5,991,000, respectively, less a valuation allowance in the amount of approximately $5,291,000 and $5,991,000, respectively. Because of the Company’s lack of earnings history, the deferred tax asset has been fully offset by a valuation allowance in both 2023 and 2022. The valuation allowance decreased by approximately $0.7 million from the year ended December 31, 2022.

The Company’s total deferred tax asset as of December 31, 2023 and 2022 is as follows:

	2023	2022
Deferred tax assets	$5,291,000	$5,991,000
Valuation allowance	(5,291,000)	(5,991,000)
Net deferred tax asset	$–	$–